UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2011


Item 1.  Report to Stockholders. (Calvert High Yield Bond Fund only)

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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TABLE
OF CONTENTS

4 President’s Letter

6 Portfolio Management Discussion

10 Shareholder Expense Example

12 Report of Independent Registered Public Accounting Firm

13 Schedule of Investments

17 Statement of Assets and Liabilities

18 Statement of Operations

19 Statements of Changes in Net Assets

21 Notes to Financial Statements

29 Financial Highlights

32 Explanation of Financial Tables

34 Proxy Voting and Availability of Quarterly Portfolio Holdings

36 Trustee and Officer Information Table

Dear Shareholder:

After a relatively strong finish to 2010 and start of the new year, the U.S. economy lost its footing in summer 2011. Hope for a second-half rebound gave way to concerns that we were heading into another recession as consumer insecurity, a weak job market, the looming sovereign debt crisis in Europe, and uncertainty about the direction of U.S. and European policy weighed on economic growth and turned markets into a roller coaster.

Corporate bonds performed well for the first nine months of the reporting period but experienced a sharp sell-off in the final months amid significant volatility in the financial markets. After U.S. government debt lost its Standard & Poor’s triple A rating for the first time in history, already anxious investors flocked to the relative safety of cash and Treasuries in spite of the downgrade and very low yields. Following the downgrade, the Federal Reserve stated that it plans to keep short-term interest rates at very low levels through at least the middle of 2013.

The 2008-2009 Financial Crisis -- Where Are We Now?

There have been many media comparisons to the third quarter of 2008 recently, so I think it’s worth noting some key differences from then. Despite recent events, markets are still generally ahead of where they were, as the Barclays Capital U.S. Credit Index gained an annualized 11.74% for the three-year period ended September 30, 2011.

Three years ago, we told you that soaring demand for Treasury securities had driven three-month Treasury bill yields to 0.92% as of September 30, 2008, which was then the lowest level since World War II. The flight to quality among the economic uncertainty has continued to drive demand for Treasuries at times since then, and the three-month Treasury bill yield stood even lower, at 0.02%, on September 30, 2011.

While still high, the unemployment rate has decreased a full percentage point from its recession peak. And in a direct month-to-month comparison, the United States added 103,000 jobs in September 2011 (58,000 if you exclude the return of striking Verizon workers) versus losing 434,000 jobs in September 2008.1 In housing, builder confidence in the current market for new single-family homes rose four points to 18 for October 2011, which some analysts interpret as a sign that pockets of housing recovery are starting to emerge across the country. In addition, this index reading is four points higher than its level in October 2008.2 Energy prices have fallen, too--after soaring to $150 a barrel, crude oil hovered around $80 a barrel at the end of September 2011. While prices at the pump did not decrease proportionately, they are lower, which is good for consumers’ wallets and industries heavily tied to oil. In fact, reports show retail sales have notched up in recent weeks--a sign that consumers are starting to spend a bit more freely now. And although household debt still exceeds consumers’ after-tax income, it had fallen 12% by June from its record high in September 2007.3 The bottom line is that economic recovery may continue to be more two-steps-forward-one-step-back rather than the straight line progress we’d all prefer, but the recovery is hap-

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 4 pening. In the meantime, the expertise of your Calvert fund managers will help guide your investments through the ups and downs that may lie ahead.

Key Management Changes for Taxable Bond Funds

As you may know, Calvert is expanding into a broader range of fixed income products, which has resulted in several key changes in the management of our taxable fixed-income funds. Long-time lead manager Greg Habeeb is spearheading a new initiative to develop active strategies that tap the emerging demand for multi-sector fixed-income funds focused on absolute return. Therefore, he’ll have more leeway to leverage his expertise and invest across a wider range of domestic and global fixed-income markets in future fixed-income funds.

In his place, Matthew Duch and Michael Abramo are moving up to lead the management of our existing taxable bond funds. Both have been on Calvert’s taxable bond portfolio management team for more than five years. They are committed to maintaining Calvert’s long-standing team approach and investment strategies, and we’re confident they’ll continue to serve investors well.

Your Financial Advisor Is Always Available

It’s easy to be a long-term investor when markets are strong. The challenge is to remain one when markets are going through a protracted period of uncertainty. While it may take longer than we’d like, markets have always recovered in the past and I am confident they will do so again. These cycles are simply the nature of financial markets.

In times like these, it’s best to stay the course, maintaining an appropriate and well-diversified mix of U.S. and international stocks, bonds, and cash for your goals and risk tolerance. However, if you think your financial needs or risk tolerance have changed, your financial advisor is always available to discuss your concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for entrusting your investments to Calvert.

Barbara J. Krumsiek President and CEO Calvert Investments, Inc. October 2011

1 Bureau of Labor Statistics

2 National Association of Home Builders/Wells Fargo Housing Market Index (HMI)

3 Center for American Progress, Economic Snapshot for September 2011

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 5

	CALVERT HIGH YIELD
	BOND FUND
	September 30, 2011
	Investment Performance
	(total return at NAV*)
		6 months	12 months
		ended	ended
		9/30/11	9/30/11
	Class A	-3.37%	4.17%
	Class I	-2.94%	5.02%
	Class Y**	-3.38%	4.24%
	BofA Merrill Lynch
	High Yield Master
	II Index	-5.39%	1.32%
	Lipper High Current
	Yield Funds Average	-6.05%	0.71%

	Sec Yields
		30 days ended
		9/30/11	9/30/10
	Class A	7.52%	5.79%
	Class I	8.43%	6.70%
Performance	Class Y	7.80%	—

For the 12-month period ended September 30, 2011, Calvert High Yield Bond Fund’s Class A Shares (at NAV) returned 4.17% compared to 1.32% for its benchmark, the BofA Merrill Lynch High Yield Master II Index. The Fund’s holdings of higher-quality high-yield bonds accounted for its relative outperformance.

Investment Climate

The 12-month period that ended September 30, 2011 was marked by unexpected turns and financial market volatility. U.S. economic growth slowed to an estimated 1.5% annual rate during the reporting period,1 while the inflation rate rose. The core consumer price index (CPI) annual rate was 2.0% by August 2011.2 After completing its second round of quantitative easing (known as QE2), the Federal Reserve (Fed) was expected to move to the sidelines. However, it proceeded to introduce two additional easing measures. In August, shortly after QE2 ended, the Fed announced that it would extend the promise of near-zero short-term interest rates perhaps until mid-

*	Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.
**	See note on page 9 regarding Class Y shares.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 6

2013. Then, in September, the Fed intro-		% of Total
duced “operation twist,” a program to sell	Economic Sectors	Investments
$400 billion of shorter-maturity Treasuries	Basic Materials	5.6%
and buy longer-maturity Treasuries with the	Communications	18.6%
proceeds.	Consumer, Cyclical	15.6%
	Consumer, Non-cyclical	20.8%
After a period of calm, the euro-area debt	Energy	2.3%
crisis surged to the forefront of inves-	Financials	10.1%
tors’ concerns once again in mid-2011.	Government	0.8%
Widespread unease about the effects of sov-	Industrials	16.7%
ereign debt on European banks flowed over	Technology	4.8%
into non-European markets. This made for a	Time Deposit	2.5%
	Utilities	2.2%
rough trading summer, as stocks and bonds	Total	100%
with credit risk fell. The U.S. Congress’s
mid-year flirt with voluntary default on U.S.

government debt heightened investors’ anxiety. Policy tightening by central banks in emerging countries, where stronger growth has pushed inflation higher, also contributed to concerns about global growth.

In this uncertain environment, major U.S. bond market sector indices delivered positive returns for the reporting period.3 Interest rates generally moved lower over the 12-month period. The three-month Treasury bill yield fell to 0.02% from 0.16%. The benchmark 10-year Treasury note yield declined 0.61 percentage points to finish the reporting period at 1.92%. The average yield for Moody’s Baa-rated corporate bonds was 5.22% at the end of September 2011, down 0.36 percentage points. Finally, the average rate on a 30-year conventional mortgage fell 0.31 percentage points to 4.01%.4

Portfolio Strategy

During the first six months of 2011, the high-yield bond market was extremely liquid because of strong cash inflows and heavy new issuance. Investor demand caused bond prices to move higher during the period. The prices of both higher-quality and lower-quality high-yield bonds rallied, and the average yield-to-maturity of bonds in the benchmark index moved toward 7%.

During this period, we reviewed quarterly financial results for companies that had the strongest cash flows and most stable balance sheets. We aggressively pruned bonds with weak results as well as bonds issued by companies with exposure to Europe. We made strategic reallocations, buying higher-quality bonds even when it required a sacrifice of some current yield. When market volatility returned in August, the portfolio maintained its value well. As long as economic uncertainty persists, we plan to maintain a high-quality bias in the portfolio.

Outlook

We expect the rest of 2011 to unfold with financial markets fitfully trying to understand and adjust to the ongoing debt struggles of the major western nations and Japan. Policymakers’ decisions will continue to have great potential to move global financial

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 7 markets. Government footprints in credit markets will remain large. The U.S. gross domestic product growth rate is likely to remain modest and choppy as the country continues to recover from the severe financial crisis of 2007 through 2009. History suggests that recovery from a severe financial crisis that was rooted in excessive debt will take several more years at least. It also indicates that rates of economic growth and consumer price inflation will tend to run below pre-crisis averages. This does not, however, preclude stretches of stronger growth, something markets have heavily discounted.

Within this bigger picture, we expect the issues that have driven markets in 2011 to remain intact. First, the potential for very slow U.S. economic growth remains high, and there is a higher risk of recession amid tightening U.S. fiscal policy and little additional capacity for strong monetary stimulus. Second, it is likely that we will experience ongoing financial market volatility stemming from the euro-area debt crisis. Finally, tighter monetary policies in emerging countries may constrain global growth. As investors’ perceptions of these factors change, markets will react, at times sharply. We expect to experience generally heightened levels of financial market volatility. There is potential for acute bouts of great volatility. We will continue to try to shield investors from sharp price declines, while keeping in mind that attractive investment opportunities can emerge from great market tumult.

October 2011

1 Calculated based on data from the Commerce Department and the Wall Street Journal Survey of Economic Forecasters.

2 Bureau of Labor Statistics

3 Barclays Capital

4 Source for all interest rates: Federal Reserve H.15 report

CALVERT HIGH YIELD BOND FUND
September 30, 2011
Average Annual Total Returns

Class A Shares*	(with max. load)
One year	0.32%
Five year	4.49%
Ten year	6.61%

Class I Shares
One year	5.02%
Five year	5.78%
Ten year	7.41%

Class Y Shares*
One year	4.24%
Five year	5.29%
Ten year	7.02%

*Calvert High Yield Bond Fund first offered Class Y shares on July 29, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 9

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 10

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/11	9/30/11	4/1/11 - 9/30/11
Class A
Actual	$1,000.00	$966.30	$7.53
Hypothetical	$1,000.00	$1,017.41	$7.73
(5% return per
year before expenses)

Class I
Actual	$1,000.00	$970.60	$4.80
Hypothetical	$1,000.00	$1,020.20	$4.92
(5% return per
year before expenses)

Class Y
Actual	$1,000.00	$942.20	$6.82
Hypothetical	$1,000.00	$1,018.05	$7.08
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.53%, 0.97% and 1.40% for Class A, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert High Yield Bond Fund: We have audited the accompanying statement of assets and liabilities of the Calvert High Yield Bond Fund (the Fund), a series of the Calvert Fund, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the periods presented through September 30, 2008 were audited by other auditors whose report thereon, dated November 26, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Calvert High Yield Bond Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 12

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011

	PRINCIPAL
CORPORATE BONDS - 92.8%	AMOUNT	VALUE
Accellent, Inc., 8.375%, 2/1/17	$250,000	$242,500
AES Corp., 9.75%, 4/15/16	500,000	537,500
Ally Financial, Inc., 4.50%, 2/11/14	600,000	546,000
Altra Holdings, Inc., 8.125%, 12/1/16	250,000	254,375
American Airlines, Inc., 10.50%, 10/15/12	295,000	299,794
American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 (e)	180,000	188,100
APL Ltd., 8.00%, 1/15/24 (b)	500,000	320,000
Apria Healthcare Group, Inc., 12.375%, 11/1/14	500,000	462,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
9.625%, 3/15/18	250,000	249,375
BE Aerospace, Inc., 6.875%, 10/1/20	500,000	523,750
Beverages & More, Inc., 9.625%, 10/1/14 (e)	500,000	496,250
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/1/17	250,000	261,875
Burger King Corp., 9.875%, 10/15/18	500,000	516,250
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/29/49 (e)(r)	250,000	125,000
Cablevision Systems Corp.:
8.625%, 9/15/17	250,000	261,250
8.00%, 4/15/20	250,000	253,750
Calpine Corp. Escrow (b)*	500,000	-
CCO Holdings LLC / CCO Holdings Capital Corp., 7.25%, 10/30/17	250,000	250,000
Cemex SAB de CV, 5.369%, 9/30/15 (e)(r)	250,000	162,502
Central Garden and Pet Co., 8.25%, 3/1/18	250,000	241,250
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19 (e)	500,000	391,250
CIT Group, Inc.:
5.25%, 4/1/14 (e)	250,000	236,250
7.00%, 5/1/14	286,258	291,983
CKE Restaurants, Inc., 11.375%, 7/15/18	233,000	242,320
Commercial Barge Line Co., 12.50%, 7/15/17	250,000	265,625
Cott Beverages, Inc., 8.375%, 11/15/17	500,000	514,375
CPM Holdings, Inc., 10.625%, 9/1/14	250,000	265,625
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	250,000	232,500
Dematic SA, 8.75%, 5/1/16 (e)	500,000	464,866
Digicel Group Ltd., 10.50%, 4/15/18 (e)	250,000	245,000
Digicel Ltd., 8.25%, 9/1/17 (e)	250,000	238,750
DISH DBS Corp., 6.75%, 6/1/21 (e)	500,000	477,500
Drummond Co., Inc., 9.00%, 10/15/14 (e)	250,000	255,625
DuPont Fabros Technology LP, 8.50%, 12/15/17	250,000	259,375
E*Trade Financial Corp., 7.875%, 12/1/15	500,000	482,500
Earthlink, Inc., 8.875%, 5/15/19	500,000	438,750
Empire Today LLC / Empire Today Finance Corp.,
11.375%, 2/1/17 (e)	250,000	228,125
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	250,000	252,500
Exopack Holding Corp., 10.00%, 6/1/18 (e)	500,000	485,000
Ferrellgas LP/Ferrellgas Finance Corp., 9.125%, 10/1/17	500,000	503,125
Fiesta Restaurant Group, 8.875%, 8/15/16 (e)	700,000	686,000
First Data Corp., 9.875%, 9/24/15	550,000	459,250

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 13

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Ford Motor Credit Co. LLC:
7.50%, 8/1/12	$100,000	$102,250
8.70%, 10/1/14	250,000	267,500
6.625%, 8/15/17	250,000	260,000
Freescale Semiconductor, Inc., 10.125%, 3/15/18 (e)	221,000	229,840
Frontier Communications Corp.:
7.875%, 4/15/15	250,000	252,500
8.25%, 4/15/17	250,000	242,500
Giant Funding Corp., 8.25%, 2/1/18 (e)	500,000	500,000
Global Aviation Holdings, Inc., 14.00%, 8/15/13	500,000	325,000
Goodyear Tire & Rubber Co., 10.50%, 5/15/16	325,000	353,437
Griffon Corp., 7.125%, 4/1/18	250,000	233,125
Hanesbrands, Inc., 8.00%, 12/15/16	250,000	263,125
Harland Clarke Holdings Corp., 9.50%, 5/15/15	500,000	367,500
HCA, Inc., 8.00%, 10/1/18	250,000	244,375
Hertz Corp.:
8.875%, 1/1/14	23,000	22,885
6.75%, 4/15/19	500,000	450,000
HOA Restaurant Group LLC / HOA Finance Corp., 11.25%,
4/1/17 (e)	500,000	460,000
Ineos Finance plc, 9.00%, 5/15/15 (e)	500,000	492,500
Ineos Group Holdings Ltd., 8.50%, 2/15/16 (e)	250,000	194,375
Ingles Markets, Inc., 8.875%, 5/15/17	500,000	522,500
Integra Telecom Holdings, Inc., 10.75%, 4/15/16 (e)	250,000	230,000
Intelsat Jackson Holdings Ltd., 11.25%, 6/15/16	450,000	455,895
Intelsat Jackson Holdings SA, 7.25%, 4/1/19 (e)	250,000	232,500
Interactive Data Corp., 10.25%, 8/1/18	500,000	537,500
International Lease Finance Corp., 7.125%, 9/1/18 (e)	250,000	245,000
iPayment, Inc., 10.25%, 5/15/18 (e)	750,000	705,000
Jarden Corp., 7.50%, 5/1/17	500,000	512,500
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	601
Kennedy-Wilson, Inc., 8.75%, 4/1/19 (e)	500,000	467,500
Koppers, Inc., 7.875%, 12/1/19	500,000	521,250
Kratos Defense & Security Solutions, Inc., 10.00%, 6/1/17	750,000	738,750
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	754,000	723,840
Level 3 Communications, Inc., 11.875%, 2/1/19 (e)	250,000	238,750
Level 3 Financing, Inc., 9.25%, 11/1/14	250,000	247,500
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/1/16 (e)	250,000	243,125
Mirabela Nickel Ltd., 8.75%, 4/15/18 (e)	500,000	419,824
Mylan, Inc., 7.625%, 7/15/17 (e)	250,000	260,000
NII Capital Corp., 8.875%, 12/15/19	500,000	535,000
Novelis, Inc., 8.375%, 12/15/17	500,000	490,000
NRG Energy, Inc., 7.625%, 1/15/18 (e)	500,000	463,750
Offshore Group Investments Ltd., 11.50%, 8/1/15	500,000	522,434
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/1/18 (e)	250,000	224,835
OPTI Canada, Inc., 9.75%, 8/15/13 (e)	300,000	305,250
OSI Restaurant Partners LLC, 10.00%, 6/15/15	500,000	500,000
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	500,000	422,500
Packaging Dynamics Corp., 8.75%, 2/1/16 (e)	650,000	645,125
Petco Animal Supplies, Inc., 9.25%, 12/1/18 (e)	500,000	502,500
RailAmerica, Inc., 9.25%, 7/1/17	400,000	433,000
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (e)	250,000	261,797

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 14

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC:
7.125%, 4/15/19 (e)	$500,000	$465,000
9.00%, 4/15/19 (e)	250,000	210,000
Rock-Tenn Co., 9.25%, 3/15/16	250,000	266,250
RSC Equipment Rental Inc/RSC Holdings III LLC, 9.50%, 12/1/14	750,000	742,500
Scientific Games International, Inc.:
7.875%, 6/15/16 (e)	250,000	253,125
9.25%, 6/15/19	250,000	253,750
Seagate Technology International, 10.00%, 5/1/14 (e)	250,000	281,875
Sealed Air Corp., 8.125%, 9/15/19 (e)	250,000	251,875
Sheridan Group, Inc., 12.50%, 4/15/14	500,000	430,000
Southern States Cooperative, Inc., 11.25%, 5/15/15 (e)	500,000	518,750
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	750,000	718,125
Sprint Capital Corp., 8.375%, 3/15/12	250,000	253,125
Sprint Nextel Corp., 6.00%, 12/1/16	500,000	425,000
Standard Pacific Corp., 10.75%, 9/15/16	250,000	250,625
STATS ChipPAC Ltd., 7.50%, 8/12/15 (e)	500,000	475,000
SunGard Data Systems, Inc., 10.25%, 8/15/15	250,000	253,750
Syniverse Holdings, Inc., 9.125%, 1/15/19	250,000	250,312
Telcordia Technologies, Inc., 11.00%, 5/1/18 (e)	500,000	622,500
The Gap, Inc., 5.95%, 4/12/21	250,000	233,750
Triumph Group, Inc., 8.625%, 7/15/18	250,000	266,250
TRW Automotive, Inc., 8.875%, 12/1/17 (e)	250,000	270,000
UCI International, Inc., 8.625%, 2/15/19	250,000	231,875
United Rentals North America, Inc.:
10.875%, 6/15/16	250,000	271,250
9.25%, 12/15/19	250,000	258,750
Videotron Ltd., 9.125%, 4/15/18	500,000	546,250
Virgin Media Finance plc, 9.50%, 8/15/16	250,000	270,000
Visant Corp., 10.00%, 10/1/17	500,000	465,000
West Corp., 7.875%, 1/15/19	500,000	471,250
Western Express, Inc., 12.50%, 4/15/15 (e)	750,000	487,500
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	702,792	645,430
Windstream Corp., 7.75%, 10/15/20	250,000	241,250

Total Corporate Bonds (Cost $44,838,731)		43,557,570

FLOATING RATE LOANS (d) - 1.9%
Clear Channel Communications, Inc. Term Loan Tranche B,
3.889%, 1/28/16 (r)	241,006	171,145
CommScope, Inc., Term Loan Tranche B, 5.00%, 1/14/18 (r)	248,750	242,946
Sensata Technologies BV, Term Loan Tranche B, 4.00%, 5/12/18 (b)(r)	498,750	483,788

Total Floating Rate Loans (Cost $969,051)		897,879

TIME DEPOSIT - 2.5%
State Street Time Deposit, 0.113%, 10/3/11	1,161,591	1,161,591

Total Time Deposit (Cost $1,161,591)		1,161,591

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U.S. GOVERNMENT AGENCIES	PRINCIPAL
AND INSTRUMENTALITIES - 0.7%	AMOUNT	VALUE
AgFirst FCB, 6.585% to 6/15/12, floating rate thereafter
to 6/29/49 (e)(r)	$500,000	$358,750

Total U.S. Government Agencies and Instrumentalities (Cost $196,457)		358,750

EQUITY SECURITIES - 0.0%	ShareS
Avado Brands, Inc. (b)*	9,462	95
Intermet Corp. (b)*	6,346	63
Paging Network Do Brazil Holding Co. LLC, Class B (b)(e)*	1,000	-

Total Equity Securities (Cost $282,378)		158

TOTAL INVESTMENTS (Cost $47,448,208) - 97.9%		45,975,948
Other assets and liabilities, net - 2.1%		965,692
NET ASSETS - 100%		$46,941,640

(b)	This security was valued by the Board of Trustees. See Note A.
(d)	Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contrac- tual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end.
Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(w)	Security is in default and is no longer accruing interest.
*	Non-income producing security.

Abbreviations:
FCB: Farm Credit Bank
LLC: Limited Liability Corporation
LP: Limited Partnership

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2011

ASSETS
Investments in securities, at value (Cost $47,448,208) -
see accompanying schedule	$45,975,948
Receivable for securities sold	1,925,337
Receivable for shares sold	94,371
Interest and dividends receivable	1,276,240
Other assets	22,226
Total assets	49,294,122

LIABILITIES
Payable for securities purchased	2,250,000
Payable for shares purchased	32,857
Payable to Calvert Investment Management, Inc.	44,640
Payable to Calvert Investment Administrative Services, Inc.	3,936
Payable to Calvert Investment Services, Inc.	816
Payable to Calvert Investment Distributors, Inc.	3,583
Accrued expenses and other liabilities	16,650
Total liabilities	2,352,482

NET ASSETS	$46,941,640

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 643,141 shares outstanding	$13,451,054
Class I: 1,123,039 shares outstanding	37,120,069
Class Y: 34.795 shares outstanding	1,000
Undistributed net investment income	12,198
Accumulated net realized gain (loss) on investments	(2,170,421)
Net unrealized appreciation (depreciation) on investments	(1,472,260)

NET ASSETS	$46,941,640

NET ASSET VALUE PER SHARE
Class A (based on net assets of $17,205,637)	$26.75
Class I (based on net assets of $29,735,061)	$26.48
Class Y (based on net assets of $942.14)	$27.08

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$4,381,035
Total investment income	4,381,035

Expenses:
Investment advisory fee	358,656
Administrative fees	55,178
Transfer agency fees and expenses	64,348
Distribution Plan expenses:
Class A	46,813
Trustees’ fees and expenses	2,828
Custodian fees	36,353
Registration fees	27,972
Reports to shareholders	14,754
Professional fees	24,031
Accounting fees	9,120
Miscellaneous	9,394
Total expenses	649,447
Reimbursement from Advisor:
Class Y	(4,381)
Fees paid indirectly	(365)
Net expenses	644,701

NET INVESTMENT INCOME	3,736,334

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	1,942,017
Change in unrealized appreciation (depreciation)	(3,447,255)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,505,238)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,231,096

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$3,736,334	$3,007,731
Net realized gain (loss)	1,942,017	1,192,406
Change in unrealized appreciation (depreciation)	(3,447,255)	2,478,024

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,231,096	6,678,161

Distributions to shareholders from:
Net investment income:
Class A shares	(1,201,966)	(483,889)
Class I shares	(2,581,453)	(2,425,117)
Total distributions	(3,783,419)	(2,909,006)

Capital share transactions:
Shares sold:
Class A shares	24,179,089	4,985,796
Class I shares	18,214,868	9,704,420
Class Y shares	1,000	—
Reinvestment of distributions:
Class A shares	855,973	423,919
Class I shares	2,351,541	1,931,636
Redemption fees:
Class A shares	1,664	240
Class I shares	68,826	—
Shares redeemed:
Class A shares	(16,354,761)	(3,874,415)
Class I shares	(26,669,026)	(12,971,539)
Total capital share transactions	2,649,174	200,057

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,096,851	3,969,212

NET ASSETS
Beginning of year	45,844,789	41,875,577
End of year (including undistributed net investment income of $12,198 and $7,939, respectively)	$46,941,640	$45,844,789

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	850,181	190,092
Class I shares	644,949	372,219
Class Y shares	35	—
Reinvestment of distributions:
Class A shares	30,409	16,180
Class I shares	84,401	74,543
Shares redeemed:
Class A shares	(582,033)	(151,186)
Class I shares	(951,064)	(506,026)
Total capital share activity	76,878	(4,178)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers three classes of shares. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective July 29, 2011, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2011, securities valued at $804,547 or 1.7% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. Short-term instruments of sufficient credit quality, with a maturity at issuance of 60 days or less, generally are valued at amortized cost, which approximates fair value; those for which quotations are not readily available are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

	VALUATION INPUTS
Investments In Securities	level 1	level 2	level 3		total
Equity securities	-	-	$158		$158
Corporate debt	-	$43,556,969	601		43,557,570
Other debt obligations	-	2,059,470	-		2,059,470
U.S. government obligations	-	358,750	-		358,750
TOTAL	-	$45,975,189	$759	*	$45,975,948

*Level 3 securities represent 0.8% of net assets.

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Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 16.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

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Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3

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fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is 1.65% for Class A, 1.40% for Class I, and 1.40% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% for Class A , Class I, and Class Y based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% annually of the average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the average daily net assets of Class A. Class I and Class Y shares do not have Distribution Plan expenses.

CID received $24,748 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2011.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $10,038 for the year ended September 30, 2011. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

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Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $147,320,352 and $144,691,590, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sept-12	($753,889)
30-Sept-15	(476,585)
30-Sept-17	(924,312)
30-Sept-18	(15,613)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, the Fund will soon be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary income	$3,783,419	$2,909,006
Total	$3,783,419	$2,909,006

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As of September 30, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,268,745
Unrealized (depreciation)	(2,741,026)
Net unrealized appreciation/(depreciation)	($1,472,281)

Undistributed ordinary income	$12,198
Capital loss carryforward	($2,170,399)

Federal income tax cost of investments	$47,448,229

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to the wash sales.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to passive foreign investment companies and asset backed securities.

Undistributed net investment income	$51,344
Accumulated net realized gain (loss)	(51,344)

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2011, such sales transactions were $1,543,038. The realized gain on the sales transactions was $20,552.

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NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2011. For the year ended September 30, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$51,914	1.44%	$3,869,777	August 2011

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class A Shares	2011 (z)	2010	2009	(z)
Net asset value, beginning	$27.36	$24.92	$24.03
Income from investment operations:
Net investment income	1.81	1.80	1.54
Net realized and unrealized gain (loss)	(.63)	2.39	.95
Total from investment operations	1.18	4.19	2.49
Distributions from:
Net investment income	(1.79)	(1.75)	(1.60)
Total distributions	(1.79)	(1.75)	(1.60)
Total increase (decrease) in net asset value	(.61)	2.44	.89
Net asset value, ending	$26.75	$27.36	$24.92

Total return*	4.17%	17.35%	11.68%
Ratios to average net assets:A
Net investment income	6.32%	6.98%	6.87%
Total expenses	1.56%	1.91%	2.30%
Expenses before offsets	1.56%	1.65%	1.65%
Net expenses	1.56%	1.65%	1.65%
Portfolio turnover	286%	233%	156%
Net assets, ending (in thousands)	$17,206	$9,427	$7,213

		Periods ended
		September 30,	September 30,
Class A Shares		2008 (z)	2007	^
Net asset value, beginning		$28.55	$29.18
Income from investment operations:
Net investment income		1.77	.96
Net realized and unrealized gain (loss)		(4.45)	(.63)
Total from investment operations		(2.68)	.33
Distributions from:
Net investment income		(1.84)	(.96)
Total distributions		(1.84)	(.96)
Total increase (decrease) in net asset value		(4.52)	(.63)
Net asset value, ending		$24.03	$28.55

Total return*		(9.91%)	1.16%
Ratios to average net assets: A
Net investment income		6.65%	6.50	% (a)
Total expenses		1.49%	1.54	% (a)
Expenses before offsets		1.49%	1.54	% (a)
Net expenses		1.49%	1.54	% (a)
Portfolio turnover		67%	97%
Net assets, ending (in thousands)		$444	$225

See notes to financial highlights.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 29

FINANCIAL HIGHLIGHTS

		Years ended
	September 30,	September 30,	September 30,
Class I Shares	2011 (z)	2010	2009 (z)
Net asset value, beginning	$27.08	$24.69	$23.94
Income from investment operations:
Net investment income	1.97	1.99	1.63
Net realized and unrealized gain (loss)	(.58)	2.33	.90
Total from investment operations	1.39	4.32	2.53
Distributions from:
Net investment income	(1.99)	(1.93)	(1.78)
Total distributions	(1.99)	(1.93)	(1.78)
Total increase (decrease) in net asset value	(.60)	2.39	.75
Net asset value, ending	$26.48	$27.08	$24.69
Total return*	5.02%	18.14%	12.07%
Ratios to average net assets: A
Net investment income	7.00%	7.68%	7.70%
Total expenses	.97%	.97%	1.22%
Expenses before offsets	.97%	.97%	1.22%
Net expenses	.97%	.97%	1.22%
Portfolio turnover	286%	233%	156%
Net assets, ending (in thousands)	$29,735	$36,418	$34,663

		Years ended
		September 30,	September 30,
Class I Shares		2008 (z)	2007
Net asset value, beginning		$28.43	$28.75
Income from investment operations:
Net investment income		1.85	1.81
Net realized and unrealized gain (loss)		(4.44)	(.30)
Total from investment operations		(2.59)	1.51
Distributions from:
Net investment income		(1.90)	(1.83)
Total distributions		(1.90)	(1.83)
Total increase (decrease) in net asset value		(4.49)	(.32)
Net asset value, ending		$23.94	$28.43

Total return*		(9.63%)	5.40%
Ratios to average net assets: A
Net investment income		6.90%	6.68%
Total expenses		1.24%	1.25%
Expenses before offsets		1.24%	1.25%
Net expenses		1.24%	1.25%
Portfolio turnover		67%	97%
Net assets, ending (in thousands)		$19,919	$24,300

See notes to financial highlights.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 30

FINANCIAL HIGHLIGHTS

	Period ended
	September 30,
Class Y Shares	2011	(z) ^^
Net asset value, beginning	$28.74
Income from investment operations:
Net investment income	.33
Net realized and unrealized gain (loss)	(1.99)
Total from investment operations	(1.66)
Distributions from:
Net investment income	—
Net realized gain	—
Total ditributions	—
Total increase (decrease) in net asset value	(1.66)
Net asset value, ending	$27.08

Total return*	(5.78%)
Ratios to average net assets:A
Net investment income	7.13	% (a)
Total expenses	2,723.84	% (a)
Expenses before offsets	1.40	% (a)
Net expenses	1.40	% (a)
Portfolio turnover**	286%
Net assets, ending (in thousands)	$1

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Share Method.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Portfolio turnover is not annualized for periods less than one year.
^	From February 1, 2007, inception.
^^	From inception July 29, 2011.

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 31

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor,

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 32

administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 33

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 34

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TRUSTEE AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 63	Trustee	1976	President and CEO of Adagio Health Inc in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	None
DOUGLAS E. FELDMAN, M.D. AGE: 63	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	10	None
JOHN G. GUFFEY, JR. AGE: 63	Trustee	1976	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT

AGE: 65	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting

Anthony A. Williams  AGE: 60

	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	11	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK AGE: 59

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.

AGE: 63

	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Studio School Fund • Syntao.com China • The ICE Organization • Impact Assets
OFFICERS

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 52	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS DAILEY AGE: 47	Vice President	2004	Vice President of Calvert Investment Management, Inc.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Electronic Filing Manager and Executive Assistant to General Counsel, Calvert Investments, Inc.
GREGORY B. HABEEB AGE: 61	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1979	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
HIGH YIELD	FAMILY OF FUNDS	Enhanced Equity Portfolio
BOND FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/11
	$	%*	$	% *

(a) Audit Fees	$130,240		$106,205
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$23,980	0%	$19,885	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$154,220	0%	$126,090	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/11
$	%*	$	% *

$11,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2011

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2011

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 6, 2011